UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018

AMETEK, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12981	14-1682544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Cassatt Road, Berwyn, Pennsylvania		19312
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 647-2121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the Company’s annual grant of stock-based awards to its non-employee Directors and executive officers, the Company is filing its 2011 Omnibus Incentive Compensation Plan restricted stock and non-qualified stock option grant agreements as Exhibit 10.1 through Exhibit 10.4 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of AMETEK, Inc. (the “Company”) was held on May 8, 2018. The following matters were voted on at the Annual Meeting and received the number of votes indicated:

1)	Election of Directors. The following nominees were elected to the Board of Directors for a term expiring in 2021:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Elizabeth R. Varet	193,767,518	2,539,744	374,913	11,882,539
Dennis K. Williams	192,401,076	3,892,733	388,366	11,882,539

Of the remaining six Board members, Ruby R. Chandy, Steven W. Kohlhagen and David A. Zapico terms expire in 2019 and Thomas A. Amato, Anthony J. Conti and Gretchen W. McClain terms expire in 2020.

2)	Advisory Approval of the Company’s Executive Compensation. The Stockholders approved, on an advisory (non-binding) basis, the compensation of certain executive officers. The result of the vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
186,206,744	8,541,890	1,933,541	11,882,539

3)	Ratification of Appointment of Independent Registered Public Accounting Firm. The Stockholders ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the year ending December 31, 2018. The result of the vote was as follows:

Votes For	Votes Against	Abstain
201,573,118	6,818,152	173,444

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	AMETEK, Inc. 2011 Omnibus Incentive Compensation Plan, Form of Restricted Stock Agreement for non-employee Directors

10.2	AMETEK, Inc. 2011 Omnibus Incentive Compensation Plan, Form of Restricted Stock Agreement for Chief Executive Officer

10.3	AMETEK, Inc. 2011 Omnibus Incentive Compensation Plan, Form of Restricted Stock Agreement for Employees

10.4	AMETEK, Inc. 2011 Omnibus Incentive Compensation Plan, Form of Global Non-Qualified Stock Option Agreement for Employees

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMETEK, Inc.

May 10, 2018	By:	/s/ THOMAS M. MONTGOMERY
Name: Thomas M. Montgomery
Title: Senior Vice President – Comptroller